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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                        Form 8-K

                      CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 16, 2000


                 Patapsco Bancorp, Inc.
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(Exact Name of Registrant as Specified in Charter)



      Maryland                 0-28032            52-1951797
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(State or Other Jurisdiction  (Commission      (I.R.S. Employer
   of Incorporation)          File Number)   Identification No.)


    1301 Merritt Boulevard, Dundalk, Maryland     21222-2194
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   (Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code:(410)285-1010


                           Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.
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     On May 16, 2000, Patapsco Bancorp, Inc. (the "Registrant"
or "Patapsco") entered into an Agreement of Merger (the "Merger Agreement") with Northfield Bancorp, Inc. ("Northfield") pursuant to which Northfield will be acquired by the Registrant. In the transaction, each share of Northfield common stock issued and outstanding at the effective time of the merger will be converted into the right to receive $12.50 in cash and 0.24 shares of a newly created class of Patapsco's Preferred Stock. The Preferred Stock will be convertible into Patapsco's common stock on a one-for-one basis, will be redeemable after five years and will pay, until converted or redeemed, a noncumulative 7.5% dividend on its liquidation value of $25.00. The acquisition is conditioned upon, among other things, approval by the shareholders of Northfield and the receipt of certain regulatory and governmental approvals. For more information, reference is made to the Merger Agreement attached as Exhibit
2.1 hereof and incorporated herein by reference.

     For more information, a copy of a Press Release, dated May
17, 2000, issued by Patapsco and Northfield relating to the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
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     The following is a list of exhibits filed with this Current
Report on Form 8-K.

     Exhibit No.         Description
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           2.1      Agreement of Merger dated as of May 16,
                    2000 by and among Patapsco Bancorp, Inc.,
                    The Patapsco Bank, PN Financial, Inc.,
                    Northfield Bancorp, Inc. and Northfield
                    Federal Savings Bank (The following
                    exhibits to the Agreement of Merger are
                    omitted. The Registrant agrees to
                    supplementally furnish a copy of any
                    omitted exhibits to the Commission upon
                    request.)
            Schedule I
          2.1  Subsidiaries and Jurisdiction
          2.4  Material Liabilities
          2.5  Changes
          2.7  Broker's and Finder's Fees
          2.8  Litigation and Other Proceedings
          2.11 Authority
          2.12 Labor Relations and Employment Arrangements
          2.13 Employee Benefits
          2.15 Property and Assets and Leases
          2.16 Agreements and Instruments
          2.21 Real Estate Loans and Investments
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          (Omitted schedules for Exhibit 2.1 to the Form 8-K
          continued)

          2.22   Derivatives Contracts
          2.23   Insurance Policies
          4.2(c) Conduct of Business of the Company and the
                 Company Subsidiaries
          4.13   Contributions to Employee Plans and Benefit
                 Arrangements Following Closing through the
                 Effective Date

            Schedule II
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          3.12 Tax Matters

          Exhibit A   Articles Supplementary

          Exhibit B   Voting Agreement between the Registrant
                      and the directors and executive officers of Northfield

          99.1        Press Release Dated May 16, 2000
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                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                              PATAPSCO BANCORP, INC.



Date:  May 19, 2000          By:  /s/ Joseph J. Bouffard
                                  -----------------------------
                                  Joseph J. Bouffard
                                  President